UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2007
Dollar Financial Corp.
(Exact Name of Issuer as Specified in Charter)

DELAWARE	000-50866	23-2636866
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

1436 Lancaster Avenue, Suite 310	19312
Berwyn, Pennsylvania	(Zip Code)
(Address of Principal Executive Offices)
(610) 296-3400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events
On June 20, 2007, Dollar Financial Corp. issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing a proposed private placement of senior convertible notes due 2027 (the “Announcement”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities. The notes and the underlying common stock issuable upon conversion of the notes referred to in the Announcement have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws and may not be offered or sold in the United States, absent registration or an applicable exemption from such registration requirements.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated June 20, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: June 20, 2007	By:	/s/ Randy Underwood
		Name:	Randy Underwood
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated June 20, 2007